SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Science and Technology Fund
The fund’s Board of Trustees has approved a proposal by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, effective on or about December 1, 2017.
Effective on or about December 1, 2017, the Statement of Additional Information is supplemented as follows:
Deutsche AM International GmbH will no longer serve as subadvisor to the fund and all references to Deutsche AM International GmbH as the fund’s subadvisor are hereby removed from the fund’s Statement of Additional Information.
Please Retain This Supplement for Future Reference
September 26, 2017
SAISTKR-387